EXHIBIT 4

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                         REGISTRATION RIGHTS AGREEMENT

                                     among

                                  SCIENT, INC.

                                      and

             CERTAIN OTHER STOCKHOLDERS OF THE COMPANY NAMED HEREIN



                          Dated as of November 7, 2001












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                               TABLE OF CONTENTS

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1.       Registrations Upon Request............................................1

         1.1      Requests.....................................................1
         1.2      Registration Statement Form..................................2
         1.3      Expenses.....................................................2
         1.4      Priority in Requested Registrations..........................2
         1.5      No Company Initiated Registration............................3

2.       Incidental Registrations..............................................3


3.       Registration Procedures...............................................4


4.       Underwritten Offerings................................................7

         4.1      Underwriting Agreement.......................................7
         4.2      Selection of Underwriters....................................7

5.       Holdback Agreements...................................................8


6.       Preparation; Reasonable Investigation.................................8


7.       No Grant of Future Registration Rights................................9


8.       Indemnification.......................................................9

         8.1      Indemnification by the Company...............................9
         8.2      Indemnification by the Sellers...............................9
         8.3      Notices of Claims, etc......................................10
         8.4      Other Indemnification.......................................11
         8.5      Indemnification Payments....................................11
         8.6      Other Remedies..............................................11

9.       Definitions..........................................................11


10.      Miscellaneous........................................................13

         10.1     Rule 144 etc................................................13
         10.2     Successors, Assigns and Transferees.........................13
         10.3     Other Stockholders..........................................13
         10.4     Stock Splits, etc...........................................13
         10.5     Amendment and Modification..................................13
         10.6     Invalidity of Provision.....................................14
         10.7     Notices.....................................................14
         10.8     Headings; Execution in Counterparts.........................14
         10.9     Injunctive Relief...........................................14
         10.10    Governing Law; Arbitration..................................15
         10.11    Entire Agreement............................................15

11.      Term.................................................................16


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                         REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of November 7, 2001, among Scient, Inc., a Delaware corporation (the "Company"), those Persons listed on Exhibit A attached hereto under the heading "Stockholders" (each a "Stockholder" and, collectively, the "Stockholders"). Capitalized terms used herein without definition are defined in Section 9.

1.       Registrations Upon Request

1.1      Requests

         Stockholders and their transferees who become parties hereto may request the registration of Registrable Securities as provided below (such Persons being hereinafter referred to as "Requesting Stockholders"):

         (a) Requesting Stockholders holding at least ten percent (10%) of the Registrable Securities held by the Stockholders and their transferees who become parties hereto shall have the right in the aggregate to make up to four requests that the Company effect the registration under the Securities Act of any of the Registrable Securities of the Stockholders, each such request to specify the intended method or methods of disposition thereof. Upon any such request, the Company will use its best efforts to effect the prompt registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Requesting Stockholders. A request made by the Requesting Stockholders shall not be counted for purposes of the request limitation set forth above (1) if the Requesting Stockholders determine in their good faith judgment to withdraw the proposed registration of any Registrable Securities requested to be registered pursuant to this Section
1.1 due to marketing or regulatory reasons, (2) the registration statement relating to any such request is not declared effective within 120 days of the date such registration statement is first filed with the Commission, (3) if, within 180 days after the registration statement relating to any such request has become effective, such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Requesting Stockholders' reasonable satisfaction within 30 days, (4) in the case of any underwritten registration, the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by any Stockholder), or (5) if more than ten percent (10%) of the Registrable Securities requested by the Requesting Stockholders to be included in the registration are not so included pursuant to Section 1.4.

         (b) In addition to the foregoing registration rights, if the Company is at any time eligible to register Registrable Securities on Form S-3 (or any successor form thereto) promulgated pursuant to the Securities Act, then Requesting Stockholders shall be entitled to request that the Company register Registrable Securities on their behalf on such form, at any time and from time to time, subject to any limitations set forth below, so long as such Requesting Stockholders request the registration of Registrable Securities which have an anticipated aggregate offering price of at least $5,000,000. Upon any such request, the Company will use its best efforts to effect the prompt registration on said Form S-3 (or such successor form thereto) of the Registrable Securities which the Company has been so requested to register by the Requesting Stockholders.


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         Upon any request made in accordance with the above-described provisions, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 1.5, use its best efforts to effect the prompt registration under the Securities Act of:

         (i) the Registrable Securities which the Company has been so requested to register by the Requesting Stockholders, and

         (ii) all other Registrable Securities which the Company has been requested to register by Stockholders by written request given to the Company within 20 days after the giving of such written notice by the Company (such Stockholders shall constitute "Requesting Stockholders"), all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

         Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 2, if the Company shall at any time furnish to each seller of Registrable Securities a certificate signed by the President or Chief Executive Officer of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement to be filed pursuant to Section 1.1 for up to 90 days. Thereafter, the Company may defer the filing of such registration statement for up to an additional 90 days provided, however, that the Company must have obtained the consent of the Majority Requesting Stockholder, which such consent shall not be unreasonably withheld.

1.2      Registration Statement Form

         Each registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by the Majority Requesting Stockholder.

1.3      Expenses

         The Company will pay all Registration Expenses in connection with any registrations requested under Section 1.1; provided that (a) any seller thereunder shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and (b) underwriting discounts and commissions related to a registration requested under Section 1.1 shall be paid pro rata by the sellers of Registrable Securities in such registration, based on the number of shares of Registrable Securities being sold.

1.4      Priority in Requested Registrations

         If a registration pursuant to this Section 1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, an investment banker) shall advise the Company in writing that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the Registrable Securities of the Stockholders requested to be included in such registration, pro rata, among all such holders, on the basis of the number of Registrable Securities held by such holders, and second, the securities, if any, being sold by the Company. Notwithstanding the foregoing, no


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Stockholder that is an officer or director or an Affiliate thereof will be entitled to participate in any such registration requested by the Stockholders to the extent the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of such Stockholder would adversely affect the marketability of the securities being sold in such registration.

1.5      No Company Initiated Registration

         After receipt of notice of a requested registration pursuant to
Section 1.1, the Company shall not initiate, without the consent of the Requesting Stockholders, a registration of any of its securities for its own account (other than a registration on Form S-4 (in connection with a transaction subject to Rule 145 under the Securities Act) or Form S-8, or any successor form) until 90 days after such registration has been effected or such registration has been terminated.

2.       Incidental Registrations

         If the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Section 1 or a registration on Form S-4 or S-8 or any successor form), and the registration form to be used may be used for the registration of Registrable Securities, it will give written notice to all holders of Registrable Securities of its intention to do so. Upon the written request of any such holder received by the Company within 30 days after the giving of such notice by the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all such Registrable Securities in accordance with such intended method or methods of disposition, provided that:

         (a) if such registration shall be in connection with an initial public offering by the Company, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriter for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration;

         (b) if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Stockholders to request that a registration be effected under Section 1.1; and

         (c) if a registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities if any, being sold by the Company, and second, the Registrable Securities of the Stockholders, pro rata, among all such holders, on the basis of the number of Registrable Securities held by such


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holders. Notwithstanding the foregoing, no Stockholder that is an officer or director or an Affiliate thereof will be entitled to participate in any such registration requested by the Stockholders to the extent the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall determine in good faith that the participation of such Stockholder would adversely affect the marketability of the securities being sold in such registration.

         (d) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that (a) each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and (b) that underwriting commissions shall be paid pro rata by the sellers in such registration, based on the number of shares of Registrable Securities being sold. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Section 1.

3.       Registration Procedures

         If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1 and 2, the Company will promptly:

         (a) for registrations to be effected pursuant to Section 1.1, prepare and, within 60 days thereafter file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings of the Company with the NASD and use best efforts to cause such registration statement to become effective as soon as practicable;

         (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective;

         (c) furnish to counsel selected by the Majority Requesting Stockholder and to each seller of Registrable Securities copies of all documents filed with the Commission in connection with such registration, which documents will be subject to the review of such counsel and each seller and the Company take such actions necessary to correct any such filing if any such seller shall have reasonably objected in writing within two days of receipt of such registration statement, prospectus, amendment or supplement on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

         (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the


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Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

         (e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

         (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

         (g) furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, of (i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and
(ii) a "comfort" letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company's financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other matters as may be reasonably requested by the Majority Requesting Stockholders;

         (h) notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact, of which the Company has knowledge, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement;


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         (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

         (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

         (l) use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure Nasdaq authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

         (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition; and

         (n) use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

         As a condition to its registration of Registrable Securities of any prospective seller, the Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition or intended method of disposition of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder true and accurate.

         The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld, unless such disclosure is required by law.


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         By acquisition of Registrable Securities, each holder of such
Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(h), such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by
Section 3(h).

4.       Underwritten Offerings

4.1      Underwriting Agreement

         If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under
Section 1 or Section 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Majority Requesting Stockholder, in the case of a registration requested pursuant to Section 1.1, and also to the underwriters, and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to (a) make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder's Registrable Securities and such holder's intended method or methods of disposition and any other representation (x) required by law or (y) regarding information which can only be obtained from such holder and is reasonably required by the managing underwriter, or (b) to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder in Section 8.2.

4.2      Selection of Underwriters

         If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, provided that whenever a registration requested pursuant to
Section 1.1 is for an underwritten offering, the Majority Requesting Stockholder will have the


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right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering.

5.       Holdback Agreements

         (a) In connection with any registered public offering by the Company of any of its securities under the Securities Act (excluding offerings on Forms S-4 or S-8 or any successor form), each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to, within 10 days prior to the reasonably anticipated effective date and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of such registration statement relating to such registration, except as part of such registration, directly or indirectly, (i) offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Registrable Securities or any securities convertible into or exchangeable or exercisable for Registrable Securities (including, without limitation any Registrable Securities that such holder has or hereafter acquires the power of disposition over) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Registrable Securities, whether any such swap transaction is to be settled by delivery of the Registrable Securities or other securities, in cash or otherwise. In addition, each holder of Registrable Securities agrees to execute and deliver to any managing underwriter (or, in the case of any offering that is not underwritten, an investment banker) in connection with a registration of Registrable Securities under the Securities Act pursuant to Section 1 or 2 any lock-up letter requested of such holder by such managing underwriter (or investment banker) in accordance with the first sentence of this Section 5(a).

         (b) The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within 10 days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of any registration statement effecting a registration of Registrable Securities requested pursuant to Section 1 hereof (except as part of such registration or pursuant to a registration on Form S-4 or Form S-8 or any successor form).

6.       Preparation; Reasonable Investigation

         In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.


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7.       No Grant of Future Registration Rights

         From and after the date of this Agreement, the Company shall not, without the prior written consent of the Majority Stockholder, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder registration rights that are senior to those granted to the Stockholders hereunder.

8.       Indemnification

8.1      Indemnification by the Company

         In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless (a) the seller of such Registrable Securities, (b) the directors, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and
(d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, partner or underwriter against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, directly or indirectly based upon or arising out of (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller, any such underwriter or any such controlling person expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

8.2      Indemnification by the Sellers

         The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1 or 2 that the Company shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 8.1, the Company, its directors and officers, any underwriter and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the foregoing Persons with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, any underwriter or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section
8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld). The Company and the Stockholders hereby acknowledge and agree that for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. The indemnity provided by each seller of Registrable Securities under this Section 8.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

8.3      Notices of Claims, etc.

         Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 8, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

8.4      Other Indemnification

         Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

8.5      Indemnification Payments

         Any indemnification required to be made by an indemnifying party pursuant to this Section 8 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

8.6      Other Remedies

         If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section
8.6 except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 8 if such indemnification were enforceable under applicable law.

9.       Definitions

         For purposes of this Agreement, the following terms shall have the following respective meanings:

         (a) "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Common Stock" means the Company's Common Stock, par value $0.0001 per share.

         (d) "Commission" means the Securities and Exchange Commission.

         (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

         (f) "Majority Stockholder" means Stockholder(s) then owning in the aggregate more than 50% of the Registrable Securities.

         (g) "Majority Requesting Stockholder" means Requesting Stockholder(s) then owning in the aggregate more than 50% of the Registrable Securities to be included in a proposed or pending offering to be effected pursuant to Section 1 hereof.

         (h) "NASD" means National Association of Securities Dealers, Inc.

         (i) "Nasdaq" means the Nasdaq National Market.

         (j) "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         (k) "Registrable Securities" means the shares of Common Stock (or any successor class of common stock) beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by the Stockholders or any other Person made a party hereto pursuant to Section 10.2 or 10.3. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of or exchanged in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act of or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         (l) "Registration Expenses" means all reasonable expenses incident to the Company's performance of or compliance with Section 1 and Section 2, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or Nasdaq, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters, (vii) reasonable fees and disbursements of any one counsel retained by the sellers of Registrable Securities, which counsel shall be designated by the Majority Requesting Stockholder, and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

         (m) "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

         (n) "Stockholders" has the meaning as defined in the Preamble hereof.

10.      Miscellaneous

10.1     Rule 144 etc.

         If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation promulgated hereafter by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

10.2     Successors, Assigns and Transferees

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, and provided that an express assignment shall have been made pursuant to which the transferee agrees to be bound by this Agreement as a Stockholder, a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, and the Company shall amend Exhibit "A" to reflect that any such subsequent holder has become a Stockholder hereunder.

10.3     Other Stockholders

         Upon the execution and delivery of a counterpart signature page hereto in such form as the Company shall reasonably request, other stockholders of the Company shall be deemed to be Stockholders for all purposes of this Agreement and the Company shall amend Exhibit "A" to reflect such additional Stockholders; provided that no such additional stockholder shall become a Stockholder hereunder without the prior written consent of the Company and the Majority Stockholder.

10.4     Stock Splits, etc.

         Each holder of Registrable Securities agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of such Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering.

10.5     Amendment and Modification

         This Agreement may be amended, modified or supplemented by the Company with the written consent of the Majority Stockholder. Notwithstanding the foregoing, Exhibit "A" may be amended unilaterally by the Company as provided in Sections 10.2 and 10.3.

10.6     Invalidity of Provision

         The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

10.7     Notices

         All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax as follows:

         (i)      If to the Company, to it at:

                  79 Fifth Avenue
                  New York, NY
                  Fax: 212/500-5032
                  Attn: General Counsel

                  with a copy (which shall not constitute notice) to:

                  Greenberg Traurig, LLP
                  3290 Northside Parkway, Suite 400
                  Atlanta, GA 30327
                  Fax: 678/553-2212
                  Attn: James S. Altenbach

         (ii) If to the Stockholders, to the address or facsimile specified on the signature page executed by each such Stockholder; or

         (iii) If to any other holder of Registrable Securities, to the address or facsimile of such holder as set forth in the books and records of the Company or to such other Person, address or facsimile as any party shall specify by notice in writing to the Company.

         All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

10.8     Headings; Execution in Counterparts

         The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

10.9     Injunctive Relief

         Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

10.10    Governing Law; Arbitration

         (a) Any claim, controversy or dispute between the parties, including, without limitation, any dispute involving any party hereto, or their agents, employees, officers, directors and affiliated agents ("Dispute"), whether at law, in equity or otherwise, shall be resolved by arbitration conducted by a single arbitrator, who shall be engaged in the practice of law. All arbitration proceedings arising from this Agreement shall be governed by the then current rules of the American Arbitration Association ("AAA"), subject to the limitation that the arbitrator shall not have the authority to award punitive damages. The arbitrators award shall be final and binding and may be entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrator, shall be entitled to an award of reasonable attorneys fees and costs. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all Disputes. The laws of the State of New York shall govern the construction and interpretation of this Agreement, subject to the foregoing provision regarding the Federal Arbitration Act. All arbitration proceedings related to any Dispute shall occur in the City of New York in the State of New York. It is expressly agreed that either party may seek injunctive relief or specific performance of the obligations hereunder to maintain the status quo during the pendency of any Dispute in an appropriate court of law or equity pending an award in arbitration.

         (b) Subject to the preceding paragraph, and solely for purposes of injunctive relief or specific performance, the parties irrevocably submit to the EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY AGREES THAT IT WILL NOT COMMENCE ANY SUCH ACTION IN ANY OTHER JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

10.11    Entire Agreement

         This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

11.      Term

         This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest with respect to such party; and (b) the date on which no Registrable Securities remain outstanding.


                        [Signatures on Following Pages]

         IN WITNESS WHEREOF, this Agreement has been signed and delivered by each of the parties hereto, effective as of the date first written above.


Address(es):                                 Scient, Inc.

                                             By: /s/ Theodore W. Browne, II
                                                --------------------------------
                                             Name:   Theodore W. Browne, II
                                                  ------------------------------
                                             Title:  Senior Vice President,
                                                     Secretary and General
                                                     Counsel
                                                   -----------------------------

                                             Kelso Investment Associates V, L.P.
320 Park Avenue
New York, NY 10022                           By:      Kelso Partners V, L.P.
Attention: James J. Connors, II
fax: 212/223-2379                            By:      /s/ Frank K. Bynum, Jr.
                                                      --------------------------
                                             Name:    Frank K. Bynumk, Jr.
                                                      --------------------------
                                             Title:   General Partner


                                             Kelso Equity Partners V, L.P.
320 Park Avenue
New York, NY 10022                           By:      /s/ Frank K. Bynum, Jr.
                                                      --------------------------
Attention: James J. Connors, II              Name:    Frank K. Bynum, Jr.
                                                      --------------------------
fax: 212/223-2379                            Title:   General Partner
c/o 320 Park Avenue
New York, NY 10022                           /s/ Joseph S. Schuchert
                                             -----------------------------------
fax: 212/223-2379                            Joseph S. Schuchert


c/o 320 Park Avenue
New York, NY 10022                           /s/ Frank T. Nickell
                                             -----------------------------------
fax: 212/223-2379                            Frank T. Nickell


c/o 320 Park Avenue
New York, NY 10022                           /s/ Thomas R. Wall, IV
                                             -----------------------------------
fax: 212/223-2379                            Thomas R. Wall, IV


c/o 320 Park Avenue
New York, NY 10022                           /s/ George E. Matelich
                                             -----------------------------------
fax: 212/223-2379                            George E. Matelich


c/o 320 Park Avenue
New York, NY 10022                           /s/ Michael B. Goldberg
                                             -----------------------------------
fax: 212/223-2379                            Michael B. Goldberg


c/o 320 Park Avenue
New York, NY 10022                           /s/ David I. Wahrhaftig
                                             -----------------------------------
fax: 212/223-2379                            David I. Wahrhaftig


c/o 320 Park Avenue
New York, NY 10022                           /s/ Frank K. Bynum, Jr.
                                             -----------------------------------
fax: 212/223-2379                            Frank K. Bynum, Jr.


c/o 320 Park Avenue
New York, NY 10022                           /s/ Philip E. Berney
                                             -----------------------------------
fax: 212/223-2379                            Philip E. Berney

                                             The Riverstone Group, LLC
901 East Cary Street
Suite 1500                                   By:      /s/ Beverly W. Armstrong
                                                      --------------------------
Richmond, VA 23219                           Name:    Beverly W. Armstrong
                                                      --------------------------
fax: 804/643-4208                            Title:   Manager
                                                      --------------------------

                                             Sequoia Capital VII
3000 Sand Hill Road                          Sequoia Technology Partners VII
Building 4, Suite 180                        Sequoia International Partners
Menlo Park, CA 94025
Attention: Douglas Leone                     By:  SC VII-A Management, LLC
fax: 650/854-2977                            A California Limited Liability
                                               Company, General Partner of Each


                                             By:   /s/ Douglas Leone
                                                --------------------------------
                                                   Managing Member


                                             Sequoia 1997, LLC

                                             By:   /s/ Douglas Leone
                                                --------------------------------


                                             SQP 1997

                                             By:   /s/ Douglas Leone
                                                --------------------------------



                                             SEQUOIA CAPITAL FRANCHISE FUND
3000 Sand Hill Road                          SEQUOIA CAPITAL FRANCHISE PARTNERS
Building 4, Suite 180
Menlo Park, CA 94025                         By:  SCFF Management, LLC
Attention: Douglas Leone                          A Delaware Limited Liability
fax: 650/854-2977                                 Company
                                                  General Partner of Each

                                             By:   /s/ Douglas Leone
                                                  ------------------------------
                                                    Managing Member

                                             Innovation Investments LLC
Address:
                                             By:     /s/ Eric Greenberg
--------------------------------------          --------------------------------
                                             Name:   Eric Greenberg
--------------------------------------            ------------------------------
                                             Title:  President, Chief Executive
--------------------------------------               Officer and Managing Member
                                                  -----------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Eric Greenberg
                                             -----------------------------------
                                              Eric Greenberg
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------

                                             Howe Family Trust
Address:
                                             By:     /s/ Robert M. Howe
--------------------------------------          --------------------------------
                                             Name:   Robert M. Howe
--------------------------------------            ------------------------------
                                             Title:
--------------------------------------             -----------------------------
Fax:
    ----------------------------------

                                             Howe Family Foundation
Address:
                                             By:     /s/ Robert M. Howe
--------------------------------------          --------------------------------
                                             Name:   Robert M. Howe
--------------------------------------            ------------------------------
                                             Title:
--------------------------------------             -----------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Robert M. Howe
                                             -----------------------------------
                                             Robert M. Howe
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Rebecca S. Mucchetti
                                             -----------------------------------
                                             Rebecca S. Mucchetti, as Joint
--------------------------------------       Tenant  with Right of Survivorship

--------------------------------------
Fax:
    ----------------------------------

Address:                                     /s/ Stephen A. Mucchetti
                                             -----------------------------------
                                             Stephen A. Mucchetti, as Joint
--------------------------------------       Tenant  with Right of  Survivorship

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Stephen A. Mucchetti
                                             -----------------------------------
                                             Stephen A. Mucchetti
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ David M. Beirne
                                             -----------------------------------
                                             David M. Beirne
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Frederick W. Gluck
                                             -----------------------------------
                                             Frederick W. Gluck
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Frederick W. Gluck
                                             -----------------------------------
                                             Frederick W. Gluck 1997 Family
--------------------------------------       Trust

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Douglas Leone
                                             -----------------------------------
                                             Douglas Leone
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------

Address:                                     /s/ U. Bertram Ellis, Jr.
                                             -----------------------------------
                                             U. Bertram Ellis, Jr.
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Christopher M. Formant
                                             -----------------------------------
                                             Christopher M. Formant
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------


Address:                                     /s/ Theodore W. Browne, II
                                             -----------------------------------
                                             Theodore W. Browne, II
--------------------------------------

--------------------------------------
Fax:
    ----------------------------------